Exhibit 24
December 9, 2002


H. Allen Franklin, Gale E. Klappa, Tommy Chisholm and Wayne Boston


Dear Sirs:

         The Southern Company proposes to file with the Securities and Exchange Commission a registration statement or statements under the Securities Act of 1933, as amended, with respect to the registration of up to $100,000,000 of deferred compensation obligations pursuant to and in accordance with The Southern Company Deferred Compensation Plan.
         The Southern Company and the undersigned directors and officers of The Southern Company, individually as a director and/or as an officer of The Southern Company, hereby make, constitute and appoint each of you our true and lawful Attorney for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing such registration statement or statements and appropriate amendment or amendments (including post-effective amendments) thereto.
                                           Yours very truly,

                                           THE SOUTHERN COMPANY


                                           By /s/H. Allen Franklin
                                                H. Allen Franklin
                                             Chairman, President and
                                             Chief Executive Officer



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                                      - 2 -



       /s/Daniel P. Amos                                  /s/Zack T. Pate
         Daniel P. Amos                                     Zack T. Pate



       /s/Dorrit J. Bern                                /s/Gerald J. St. Pe'
         Dorrit J. Bern                                  Gerald J. St. Pe'



________________________________                     /s/G. Edison Holland, Jr.
       Thomas F. Chapman                               G. Edison Holland, Jr.



      /s/H. Allen Franklin                                 /s/Gale E. Klappa
       H. Allen Franklin                                     Gale E. Klappa



       /s/Bruce S. Gordon                                /s/Tommy Chisholm
        Bruce S. Gordon                                    Tommy Chisholm



      /s/L. G. Hardman III                                /s/Dean Hudson
      L. G. Hardman III W.                                  Dean Hudson



       /s/Donald M. James
        Donald M. James



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                                       -3-

Extract from minutes of meeting of the board of directors of The Southern
Company.

                             - - - - - - - - - - - -

         RESOLVED FURTHER: That for the purpose of signing the registration statement or statements under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission with respect to the offer and sale by the Company of deferred compensation obligations under the Deferred Compensation Plan and of remedying any deficiencies with respect thereto by appropriate amendment or amendments (including post-effective amendments), the Company, the members of its board of directors and its officers are authorized to give their several powers of attorney to H. Allen Franklin, Gale E. Klappa, Tommy Chisholm and Wayne Boston; and



                             - - - - - - - - - - - -

         The undersigned officer of The Southern Company does hereby certify that the foregoing is a true and correct copy of a resolution duly and regularly adopted at a meeting of the board of directors of The Southern Company, duly held on December 9, 2002, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.


Dated:  November 17, 2003                     THE SOUTHERN COMPANY


                                             By /s/Tommy Chisholm
                                                 Tommy Chisholm
                                                   Secretary

                                Thomas A. Fanning
                              270 Peachtree Street
                                Atlanta, GA 30303









November 3, 2003


H. Allen Franklin, Tommy Chisholm and Wayne Boston


Dear Sirs:

         As an officer of The Southern Company, I hereby make, constitute and appoint each of you my true and lawful Attorney in my name, place and stead to sign and cause to be filed with the Securities and Exchange Commission a registration statement or statements under the Securities Act of 1933, as amended, with respect to the registration of up to $100,000,000 of deferred compensation obligations pursuant to and in accordance with The Southern Company Deferred Compensation Plan.

                                      Yours very truly,

                                      /s/Thomas A. Fanning